EXHIBIT 10.20
GUARANTY
GUARANTY, dated as of March 3, 2011 (the “Guaranty”), by each of the undersigned entities (collectively, the “Guarantor” or the “Guarantors”), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association having an address at 225 Franklin Street 18th Floor, Boston, Massachusetts 02110, as agent (KeyBank National Association, in such capacity as agent, hereinafter referred to as “Agent”) for a syndicate of lenders (singly and collectively, the “Lenders”) as specifically provided in the Loan Agreement (as defined below).
INTRODUCTORY STATEMENT
WHEREAS, pursuant to that certain Amended and Restated Loan Agreement dated as of March 3, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”) entered into by and among WRT REALTY L.P., a Delaware limited partnership (the “Borrower”), the Agent, and the Lenders, the Agent and the Lenders have agreed to make a loan to the Borrower in the aggregate principal amount of up to $150,000,000.00 (the “Loan”), upon the terms and subject to the conditions set forth therein.
WHEREAS, each Guarantor is an owner or subsidiary of the Borrower, and the lending of money and other extensions of the Obligations by the Agent and the Lenders to the Borrower will enhance and benefit the business activities and interests of each Guarantor by provide funding for the operation of each Guarantor and/or repaying indebtedness of certain of the Guarantors.
WHEREAS, as a condition to making the Loans, the Agent and the Lenders have required the Guarantor to execute and deliver this Guaranty, guaranteeing the payment and performance of all Obligations arising under or pursuant to the Loan Agreement.
NOW THEREFORE, in consideration of the premises and in order to induce the Agent and the Lenders to make the Loans and extend other financial accommodations under the Loan Agreement, the Guarantor hereby agrees as follows:
Section 1. Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, after maturity, by acceleration or otherwise, and the punctual performance, of all present and future Obligations under the Loan Agreement and each other Loan Document, each as the same may be hereafter amended, modified, extended, renewed or recast, including but not limited to the payment of $150,000,000.00, together with interest and other charges thereon, as provided in the Loan Agreement and the Note executed thereunder, together with all amounts which may become due under any interest rate protection or swap arrangements entered into by the Borrower with the Agent (the foregoing being herein referred to as the “Guaranteed Obligations”).

Section 2. Waiver. The Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (a) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (b) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations, (c) any requirement that the Agent protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral (other than Collateral pledged by the Borrower to the Agent, for its own benefit and the benefit of the other Lenders, pursuant to the Security Documents), (d) any and all right to assert any defense (other than the defense of indefeasible payment), set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty (except as otherwise provided in Section 20(a)(iii) hereof), the obligations of the Guarantor hereunder or the obligations of any other person or party relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Guaranteed Obligations in any action or proceeding brought by the Agent to collect the Guaranteed Obligations or any portion thereof or to enforce the obligations of the Guarantor under this Guaranty, and (e) any other action, event or precondition to the enforcement of this Guaranty or the performance by the Guarantor of the obligations hereunder.
Section 3. Guaranty Absolute.
(a) The Guarantor guarantees that, to the fullest extent permitted by law, the Guaranteed Obligations will be paid or performed strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent with respect thereto.
(b) No invalidity, irregularity, voidability, voidness or unenforceability of the Loan Agreement, the Note, or any other Loan Document or any other agreement or instrument relating thereto, or of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty.
(c) This Guaranty is one of payment and performance, not collection, and the obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any Affiliate or Subsidiary thereof or whether the Borrower or any Affiliate or Subsidiary thereof is joined in any such action or actions.

(d) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:
(i) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Guaranteed Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Loan Agreement or the Note or any other Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any Subsidiary or Affiliate thereof or otherwise;
(ii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Guaranteed Obligations (other than the Collateral pledged to the Agent, for its own benefit and the benefit of the other Lenders, under the Security Documents), and/or any offset against such Guaranteed Obligations, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Guaranteed Obligations;
(iii) any exercise or failure to exercise any rights against the Borrower or any Affiliate or Subsidiary thereof or others (including the Guarantor);
(iv) any settlement or compromise of any Guaranteed Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof;
(v) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of the Borrower or any Affiliate or Subsidiary thereof;
(vi) any change, restructuring or termination of the existence of the Borrower or any Affiliate or Subsidiary thereof;
(vii) the release of the Borrower or any other party, other than the Guarantor, now or hereafter liable upon or in respect of the Loan Documents; or
(viii) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or the obligations of the Guarantor hereunder, or a defense to, or discharge of, the Borrower or any Affiliate or Subsidiary thereof relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Loan or other financial accommodations to the Borrower (other than the defense of indefeasible payment).

(e) The Agent may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the Guarantor, and without incurring responsibility to the Guarantor or impairing or releasing the obligations of the Guarantor hereunder, apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligation regardless of what Guaranteed Obligations remain unpaid.
(f) This Guaranty shall continue to be effective or be reinstated, as the case may be, if a claim is ever made upon the Agent for repayment or recovery of any amount or amounts received by the Agent in payment or on account of any of the Guaranteed Obligations as a result of laws relating to preferences, fraudulent transfers and fraudulent conveyances, and the Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or its property, or any settlement or compromise of any such claim effected by the Agent with any such claimant (including the Borrower). In such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any note (including the Note) or other instrument evidencing any Guaranteed Obligation, and the Guarantor shall be and remain liable to the Agent hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent.
Section 4. Continuing Guaranty. This Guaranty is a continuing one and shall (a) remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, (b) be binding upon the Guarantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Agent and the Lenders. All obligations to which this Guaranty applies shall be conclusively presumed to have been created in reliance hereon.
Section 5. Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants to and with the Agent and the Lenders that:
(a) The Guarantor has the power to execute and deliver this Guaranty and to incur and perform its obligations hereunder;
(b) The Guarantor has duly taken all necessary action to authorize the execution, delivery and performance of this Guaranty and to incur and perform its obligations hereunder;

(c) No consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery and performance by the Guarantor of this Guaranty or the consummation of the transactions contemplated hereby;
(d) The execution, delivery and performance by the Guarantor of this Guaranty does not and will not, with the passage of time or the giving of notice or both, violate or otherwise conflict with any term or provision of any material agreement, instrument, judgment, decree, order or any statute, rule or governmental regulation applicable to the Guarantor or result in the creation of any Lien upon any of its properties or assets pursuant thereto;
(e) This Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, and is enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(f) The granting of the Loan to the Borrower will constitute a material economic benefit to the Guarantor.
Section 6. Affirmative Covenants. The Guarantor covenants and agrees that, from the date hereof and so long as the Loan or the other Guaranteed Obligations remain outstanding, the Guarantor shall pay, perform, observe and otherwise comply with all of the affirmative covenants set forth in Article 7 of the Loan Agreement that have been made by the Borrower therein with respect to the Subsidiaries or the Loan Parties, but only to the extent that such covenants were made with respect to the Guarantor.
Section 7. Negative Covenants. The Guarantor covenants and agrees that, from the date hereof and so long as the Loan or the other Guaranteed Obligations remain outstanding, the Guarantor shall not take any action (or otherwise suffer or permit to occur any event) contrary to the negative covenants set forth in Article 8 of the Loan Agreement, as agreed by the Borrower therein with respect to the Subsidiaries or the Loan Parties, but only to the extent that such covenants were made with respect to the Guarantor.
Section 8. Expenses. The Guarantor will, upon demand, reimburse the Agent for any sums, costs, and expenses which the Agent and/or the Lenders may pay or incur pursuant to the provisions of this Guaranty or in enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including court costs, collection charges, and reasonable attorneys’ fees, together with interest thereon as specified in Section 15 hereof.

Section 9. Terms.
(a) All terms defined in the Uniform Commercial Code of The Commonwealth of Massachusetts (as amended and in effect from time to time, the “UCC”) and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.
(b) The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
(c) All references herein to Sections and subsections shall be deemed to be references to Sections and subsections of this Guaranty unless the context shall otherwise require.
Section 10. Amendments and Modification. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Guaranty and to such provision, and executed by the party to be charged.
Section 11. Waiver of Subrogation Rights. Until such time as all the Guaranteed Obligations have been indefeasibly satisfied (including the expiration of any applicable voidable preference period under the federal bankruptcy laws), the Guarantor hereby waives and releases any and all rights and claims it may now or hereafter have or acquire against the Borrower that would constitute it a “creditor” of the Borrower for purposes of the federal bankruptcy laws, including all rights of subrogation against the Borrower and its property and all rights of indemnification, contribution and reimbursement from the Borrower and its property, regardless of whether such rights arise in connection with this Guaranty, by operation of law, pursuant to contract or otherwise.
Section 12. Remedies Upon Default.
(a) Upon the occurrence and during the continuance of any Event of Default, in addition to any other rights and remedies which the Agent and/or the Lenders may have hereunder or at law, and not in limitation thereof, the Agent may, without notice to or demand upon the Borrower or the Guarantor, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of the Guarantor hereunder.
(b) The Agent’s rights under this Guaranty shall be in addition to, and not in limitation of, all of the rights and remedies of the Agent and/or the Lenders under the Loan Documents. All rights and remedies of the Agent and/or the Lenders shall be cumulative and may be exercised in such manner and combination as the Agent and/or the Lenders, respectively, may determine.

Section 13. Set-Off. After the occurrence and during the continuance of any Event of Default, any Accounts, deposits, balances or other sums credited by or due from the Agent, any affiliate of the Agent, or any of the Lenders, or from any affiliate of any of the Lenders, to the Guarantor may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived to the fullest extent permitted by law, be set off, appropriated and applied by the Agent against any or all of the Guaranteed Obligations irrespective of whether demand shall have been made, in such manner as the Agent in its sole and absolute discretion may determine. Within three (3) Business Days of making any such set off, appropriation or application, the Agent agrees to notify Guarantor thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE THE AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH ACCOUNTS, DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.
Section 14. Statute of Limitations. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Agent shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.
Section 15. Interest. All amounts payable from time to time by the Guarantor hereunder shall bear interest at the Default Rate, provided, that such interest shall not be duplicative of any obligations payable under the Loan Agreement.
Section 16. Rights and Remedies Not Waived. No act, omission or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.
Section 17. Admissibility of Guaranty. The Guarantor agrees that any copy of this Guaranty signed by the Guarantor and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.
Section 18. Notices. All notices, requests and demands to or upon the Agent, the Lenders or the Guarantor under this Guaranty shall be in writing and given as provided in the Loan Agreement (and with respect to the Guarantor, c/o the Borrower at the address of the Borrower as set forth in the Loan Agreement).

Section 19. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.
Section 20. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC.
(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY SECURITY DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF MASSACHUSETTS, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (i) TRIAL BY JURY, (ii) TO THE EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (iii) THE RIGHT TO IMPOSE ANY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM UNLESS SUCH SET-OFF, COUNTERCLAIM OR CROSS-CLAM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION.
(b) The Guarantor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Guarantor at its address determined pursuant to Section 18 hereof.
(c) Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

(d) The Guarantor hereby waives presentment, notice of dishonor and protests of all instruments included in or evidencing any of the Guaranteed Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).
Section 21. GOVERNING LAW. THIS GUARANTY, THE SECURITY DOCUMENTS AND THE GUARANTEED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
Section 22. Captions; Separability.
(a) The captions of the Sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.
(b) If any term of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.
Section 23. Acknowledgment of Receipt. The Guarantor acknowledges receipt of a copy of this Guaranty and each of the Loan Documents.
Section 24. Entire Agreement. This Guaranty sets forth the entire agreement and understanding of the Agent, the Lenders and the Guarantor with respect to the matters covered hereby and, by accepting this Guaranty, the Guarantor acknowledges that no oral or other understanding, agreements, representations or warranties have been made and/or exist with respect to the matters covered by this Guaranty or with respect to the obligations of the Guarantor hereunder or otherwise, except as specifically set forth in this Guaranty.
Section 25. ACKNOWLEDGMENT OF BENEFITS; CONTRIBUTION; EFFECT OF AVOIDANCE PROVISIONS.
(a) Each Guarantor acknowledges that it has received, or will receive, significant financial and other benefits, either directly or indirectly, from the proceeds of the Loan made by the Lenders to the Borrower pursuant to the Loan Agreement; that the benefits received by such Guarantor are reasonably equivalent consideration for such Guarantor’s execution of this Guaranty; and that such benefits include, without limitation, the access to capital afforded to the Borrower pursuant to the Loan Agreement from which the activities of such Guarantor will be supported. Each Guarantor is executing this Guaranty and the other Loan Documents in consideration of those benefits received by it.

(b) To the extent that any Guarantor shall, under this Guaranty as a joint and several obligor, pay any of the Guaranteed Obligations (an “Accommodation Payment”), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors in an amount, for each of such other Guarantors, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor’s Allocable Amount (as hereinafter defined) and the denominator of which is the sum of the Allocable Amounts of all of the Guarantors. As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the other Lenders under the Loan Documents) to be avoidable or unenforceable against such Guarantor in such proceeding as a result of applicable Laws, including, without limitation, (i) Section 548 of the Bankruptcy Code of the United States and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code of the United States or otherwise. Each Guarantor hereby agrees as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Laws. Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been irrevocably paid in full, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been irrevocably paid in full.
(c) It is the intent of each Guarantor, the Agent and the Lenders that in any proceeding under any Debtor Relief Laws, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the other Lenders under the Loan Documents) to be avoidable or unenforceable against such Guarantor in such proceeding as a result of applicable Laws, including, without limitation, (i) Section 548 of the Bankruptcy Code of the United States and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code of the United States or otherwise. The Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the other Lenders under the Loan Documents) shall be determined in any such proceeding are referred to herein as “Avoidance Provisions”. Accordingly, to the extent that the obligations of a Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to the greater of

(A) the amount which, as of the time any of the Guaranteed Obligations are deemed to have been incurred by such Guarantor under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the other Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions or (B) the amount which, as of the time demand is made hereunder upon such Guarantor for payment on account of the Guaranteed Obligations, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the Lender under the Loan Documents), to be subject to avoidance under the Avoidance Provisions. The provisions under this Section are intended solely to preserve the rights of the Agent and the Lenders hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Agent and the Lenders that would not otherwise be available to such Person under the Avoidance Provisions.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantors have duly executed or caused this Guaranty to be duly executed in The Commonwealth of Massachusetts as of the date first above set forth.

GUARANTORS: WINTHROP REALTY TRUST, an Ohio Business trust
By:
	Name:	Carolyn Tiffany
	Title:	President

WRT TRS MANAGEMENT CORP., a Delaware corporation
By:
	Name:	Carolyn Tiffany
	Title:	President

FT-FIN ACQUISITION LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

FT-FIN GP LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
Guaranty Signature Page

WRT-ANDOVER PROPERTY LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

WRT-ANDOVER PROPERTY MANAGER LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

WRT-SOUTH BURLINGTON PROPERTY LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

WRT-SOUTH BURLINGTON PROPERTY MANAGER LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

WRT PROPERTY HOLDING LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
Guaranty Signature Page

WRT-CROSSROADS LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

WRT-CROSSROADS ONE LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

FT-WD PROPERTY LLC, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

FT-KRG (Atlanta) LLC FT-KRG (Denton) LLC FT-KRG (Louisville) LLC FT-KRG (Memphis) LLC FT-KRG (Seabrook) LLC FT-KRG (Greensboro) LLC

Each, a Delaware limited liability company
By:
	Name:	Carolyn Tiffany
	Title:	President

FT-KRG PROPERTY L.P., a Delaware limited partnership
By:	FT-FIN GP LLC, a Delaware limited
liability company, its general partner

By:
	Name:	Carolyn Tiffany
	Title:	President

Guaranty Signature Page